EXHIBIT 99.3

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined statements of operations of World Energy Solutions, Inc. (the “Company” or “World Energy”) for the nine-months ended September 30, 2011 and for the year ended December 31, 2010, gives effect to the acquisition of the Co-eXprise, Inc. energy procurement business (“Co-eXprise”) as if the transaction had occurred on January 1, 2010 and Northeast Energy Solutions, LLC (“NES”) as if the transaction had occurred on March 31, 2010 (inception). The unaudited pro forma combined balance sheet at September 30, 2011 gives effect to the acquisition of Co-eXprise and NES as if the transaction had occurred on September 30, 2011.

The accompanying unaudited pro forma combined financial information reflects World Energy’s acquisitions of Co-eXprise and NES. In accordance with Accounting Standards Codification (“ASC”) No. 805 “Business Combinations”, and ASC No. 350 “Intangibles – Goodwill and Other”, the Company used the purchase method of accounting for a business combination to account for the acquisitions as well as the related accounting and reporting regulations for goodwill and other intangibles. Under the purchase method of accounting, the total purchase price is allocated to the net assets and liabilities acquired based upon estimates of the fair value of those assets and liabilities. Any excess purchase price is allocated to goodwill. The preliminary allocation of the purchase price was based upon estimates of the fair value of the acquired assets and liabilities in accordance with ASC No. 350.

The following unaudited pro forma combined financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in the United States and do not reflect any operating efficiencies and cost savings that World Energy believes are achievable.

The unaudited pro forma combined financial information is presented for illustrative purpose only and is not necessarily indicative of the operating results that would have occurred if the acquisitions had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results. The pro forma adjustments are based upon available information and upon certain assumptions described in the notes to the unaudited pro forma combined financial statements that World Energy’s management believes are reasonable in the circumstances. The accompanying pro forma financial combined information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of World Energy included in its Annual Report on Form 10-K for the year ended December 31, 2010 and NES financial statements included elsewhere herein.

World Energy Solutions, Inc.

Pro Forma Combined Consolidated Balance Sheet

September 30, 2011

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	World Energy Solutions	NES	Pro Forma Adjustments	Note	Pro Forma
Assets
Current assets
Cash and cash equivalents	$6,516,266	$110,765	$(1,114,896)	A	$5,512,135
Trade accounts receivable, net	3,688,073	642,137	(642,137)	A	3,688,073
Inventory	—	24,267	(18,167)	A	6,100
Prepaid expenses and other current assets	410,314	67,170	(67,170)	A	410,314

Total current assets	10,614,633	844,339	(1,842,370)		9,616,622

Property and equipment, net	202,557	168,530	(93,230)	A	277,857
Convertible note receivable	650,000	—	—		650,000
Intangible assets, definite lives, net	4,740,063	—	991,600	A	5,731,663
Intangible assets, indefinite lives	—	—	1,970,900	A	1,970,900
Goodwill	5,010,092	—	1,630,338	A	6,640,430
Other assets	174,460	1,631	(1,631)	A	174,460

Total assets	$21,391,825	$1,014,500	$2,655,607		$25,061,932

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$318,633	$90,812	$(90,812)	A	$318,633
Accrued commissions	918,840	—	—		918,840
Accrued compensation	1,332,446	—	237,500	A	1,569,946
Accrued expenses	257,615	85,355	(85,355)	A	257,615
Deferred revenue and customer advances	179,365	—	—		179,365
Bank line of credit	—	300,000	(300,000)	A	—
Loans payable, member	—	100,000	(100,000)	A	—
Loans payable, other	—	15,112	2,000,000	A	2,015,112
Capital lease obligations	4,785	—	—		4,785

Total current liabilities	3,011,684	591,279	1,661,333		5,264,296

Loans payable, other, net of current portion	—	45,060	1,000,000	A	1,045,060
Long-term accrued compensation	—	—	120,312	A	120,312

Total liabilities	3,011,684	636,339	2,781,645		6,429,668

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	1,077	—	8	A	1,085
Additional paid-in capital	39,384,096	25,366	226,749	A	39,636,211
Accumulated deficit	(20,784,494)	352,795	(352,795)	A	(20,784,494)
Treasury stock	(220,538)	—	—		(220,538)

Total stockholders’ equity	18,380,141	378,161	(126,038)		18,632,264

Total liabilities and stockholders’ equity	$21,391,825	$1,014,500	$2,655,607		$25,061,932

World Energy Solutions, Inc.

Pro Forma Combined Consolidated Statements of Operations

For the Year Ended December 31, 2010

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
						Historical
						NES
						Period From
	Historical World	Historical				March 31,2010
	Energy Solutions	Co-eXprise				(Inception)
	Year Ended	Year Ended	Pro Forma		Pro Forma	Through	Pro Forma		Pro Forma
	December 31, 2010	December 31, 2010	Adjustments		Combined	December 31, 2010	Adjustments		Combined

Revenue	$17,984,662	$2,131,228	$—		$20,115,890	$1,161,730	$—		$21,277,620

Cost of revenue	3,715,869	211,766	—		3,927,635	785,664	8,263	E	4,721,562

Gross profit	14,268,793	1,919,462	—		16,188,255	376,066	(8,263)		16,556,058

Total operating expenses	14,376,562	1,506,643	520,857	B	16,404,062	339,608	74,370	E	16,818,040

Operating income (loss)	(107,769)	412,819	(520,857)		(215,807)	36,458	(82,633)		(261,982)

Other income (expense), net	8,682	(9,677)	(220,000)	C	(220,995)	(3,542)	(70,289)	F	(294,826)

Income (loss) before income taxes	(99,087)	403,142	(740,857)		(436,802)	32,916	(152,922)		(556,808)

Income tax expense	—	9,590	—	D	9,590	—	—	G	9,590

Net income (loss)	$(99,087)	$393,552	$(740,857)		$(446,392)	$32,916	$(152,922)		$(566,398)

World Energy Solutions, Inc.

Pro Forma Combined Consolidated Statements of Operations

For the Nine Months Ended September 30, 2011

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Historical World	Historical	Pro Forma
	Energy Solutions	Co-eXprise	Adjustments For			Historical NES
	Nine Months Ended	Period Ended	Period Ended		Pro Forma	Nine Months Ended	Pro Forma		Pro Forma
	September 30, 2011	September 14, 2011	September 12, 2011		Combined	September 30, 2011	Adjustments		Combined

Revenue	$15,180,140	$1,563,408	$—		$16,743,548	$2,438,895	$—		$19,182,443

Cost of revenue	2,907,359	52,261	—		2,959,620	1,605,585	8,263	E	4,573,468

Gross profit	12,272,781	1,511,147	—		13,783,928	833,310	(8,263)		14,608,975

Total operating expenses	10,996,133	370,284	366,902	B	11,733,319	496,513	74,370	E	12,304,202

Operating income (loss)	1,276,648	1,140,863	(366,902)		2,050,609	336,797	(82,633)		2,304,773

Other income (expense), net	41,646	(5,555)	(78,833)	C	(42,742)	(16,918)	(24,350)	F	(84,010)

Income (loss) before income taxes	1,318,294	1,135,308	(445,735)		2,007,867	319,879	(106,983)		2,220,763

Income tax expense	21,750	6,288	6,530	D	34,568	—	3,847	G	38,415

Net income (loss)	$1,296,544	$1,129,020	$(452,265)		$1,973,299	$319,879	$(110,830)		$2,182,348

World Energy Solutions, Inc.

Notes to Pro Forma Combined Financial Statements

As of September 30, 2011, and For the Nine Months Ended September 30, 2011

and the Year Ended December 31, 2010

Note A:	Reflects excluded assets and retained liabilities of NES, elimination of the historical equity accounts and allocation or the allocation of total purchase price as follows:

September 30,
Tangible assets acquired	$81,400
Liabilities assumed	(60,172)
Intangibles acquired, definite life	991,600
Intangibles acquired, indefinite life	1,970,900
Goodwill	1,630,338

Total purchase price	$4,614,066

Note B:

Reflects the pro forma adjustments to amortization of intangible assets related to the acquisition of Co-eXprise as if the acquisition had occurred on January 1, 2010 using lives from two and one half to seven years.

Note C:	Reflects foregone interest income and interest expense on borrowed amounts to fund the purchase of Co-eXprise effective January 1, 2010.

Note D:	Reflects the pro forma tax effect of the Co-eXprise transactions outlined above and in the pro forma financial statements.

Note E:	Reflects the pro forma adjustments to amortization of intangible assets related to the acquisition of NES as if the acquisition had occurred on March 31, 2010 (inception) using a life of nine years.

Note F:	Reflects foregone interest income and interest expense on borrowed amounts to fund the purchase of NES effective March 31, 2010.

Note G:	Reflects the pro forma tax effect of NES transactions outlined above and in the pro forma financial statements.

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